UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2007

ML SYSTEMATIC MOMENTUM FUTURESACCESS LLC
(Exact name of each Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-52505 (Commission File Number)	30-0408280 (IRS Employer ID Number)

c/o Merrill Lynch Alternative Investments LLC Princeton Corporate Campus 800 Scudders Mill Road – Section 2G Plainsboro, New Jersey 08536 (Address of principal executive offices) (Zip Code)

(800) 765-0995
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Merrill Lynch Alternative Investments LLC (“MLAI”) is the manager (the “Manager”) of ML Systematic Momentum FuturesAccess LLC (the “registrant”).

(b)           Effective as of August 16, 2007, Andrew B. Weisman resigned as a member of the Manager’s Board of Managers.

Effective as of August 16, 2007, Christopher J. Castano resigned as a member of the Manager’s Board of Managers.

(c)           Effective as of August 16, 2007, Tom W. Lee became a member of the Manager’s Board of Managers.

Thomas W. Lee is a Managing Director in Merrill Lynch’s Market Investments and Origination Group, responsible for Global Private Client's equity and debt new issue businesses, and is a Vice President  and a member of the Board of Managers of MLAI.  Prior to joining Merrill Lynch in 1998, Mr. Lee was a corporate securities attorney at the law firm of Brown & Wood.  Mr. Lee received his J.D. from Emory University School of Law and a B.S. from Cornell University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML SYSTEMATIC MOMENTUM FUTURESACCESS LLC
By: Merrill Lynch Alternative Investments LLC Its: Manager
By: /s/ Barbra Kocsis
Name: Barbra Kocsis Title: Chief Financial Officer

Date:  August 24, 2007